Exhibit 10.23

FARMOUT ACKNOWLEDGEMENT AGREEMENT

WHEREAS Deep Well Oil and Gas, Inc. (herein “Deep Well”), Northern Alberta Oil Ltd. (herein “Northern”) (herein Deep Well and Northern collectively referred to as the “Farmors”), Surge Global Energy, Inc. (“Surge U.S.”) and Surge Global Energy (Canada), Ltd. (the “Farmee”) have entered into a farmout agreement dated February 25, 2005, as amended effective November 1, 2005 (the “Farmout Agreement”) with respect to those leases and lands described in Schedule “A” to the Farmout Agreement (known as the Sawn Lake oil sands property);

AND WHEREAS the Farmee is currently negotiating a brokered private placement of secured convertible debentures (the “Debentures”) in the principal amount of up to $10,000,000 CAD (the “Private Placement”);

AND WHEREAS MGI Securities Ltd. (the “Agent”) will act as the Farmee’s exclusive agent in offering the Debentures to subscribers;

AND WHEREAS the Agent, as a condition of the Private Placement, requires the Farmors to confirm and validate the enforceability of the Farmout Agreement;

NOW THEREFORE in consideration for $10.00 paid by the Farmee to each of Surge U.S. and the Farmors and the promises, covenants and agreements contained herein, the validity and sufficiency of such consideration being hereby confirmed, the parties hereby agree as follows:

Deep Well, Northern, Surge U.S., the Farmee and Deep Well Oil & Gas (Alberta) Ltd. (“Deep Well Alberta”) confirm and agree that all of the terms, provisions, rights and obligations set out in the Farmout Agreement remain in full force and effect and the Farmee and Surge U.S. are in good standing and not in default under the agreement. In particular, Deep Well, Deep Well Alberta and Northern confirm, acknowledge and agree that Surge U.S. and the Farmee, as applicable, have complied with Section 3.1 (as amended by valid extension notices), Section 13.1(a) and Section 14.1 of the Farmout Agreement and are not in default under any of those sections or any other provision of the Farmout Agreement. The parties to the Farmout Agreement agree that the “Test Well” (as defined in the Farmout Agreement) has been Spud in accordance with the Farmout Agreement, the Test Well was drilled to the Contract Depth and the Farmee has fully performed all its obligations and undertaking under the Farmout Agreement in respect of the Test Well and Article 3 whereby the Farmee did earn the working interest in the section of land on which the Test Well is situated as provided for in Section 3.2 of the Farmout Agreement, together with the Farmor’s Pre-Farmout Working Interest in 5 additional sections of the Farmout Lands provided they are selected by Farmee by January 31, 2006. Furthermore, Deep Well, Northern, Deep Well Alberta, Surge U.S. and the Farmee represent and warrant to the Agent that all of the conditions precedent set out in Section 2.1 of the Farmout Agreement have been completed. Deep Well, Northern, Deep Well Alberta, Surge U.S. and the Farmee acknowledge that the Agent is relying on the foregoing representations in completing the Private Placement. The Farmors acknowledge and confirm that the Farmee is entitled to rely on the foregoing and this Farmout Acknowledgement Agreement is in order to drill Option Wells under Articles 4 and 5 of the Farmout Agreement.

This Agreement may be executed in any number of separate counterparts with the same effect as if all Parties had signed the same copy of this Agreement. All counterparts shall be construed together and constitute one agreement.

The terms of this Acknowledgement Agreement are agreed to this 15th day of November, 2005.

DEEP WELL OIL AND GAS, INC,		SURGE GLOBAL ENERGY, INC.

Per:	/s/ Horst A. Schmid	Per:	/s/ David Perez
	Name: Horst A. Schmid		Name: David Perez
	Title: President and CEO		Title:

NORTHERN ALBERTA OIL LTD.		SURGE GLOBAL ENERGY (CANADA), LTD.

Per:	/s/ Curtis J. Sparrow	Per:	/s/ Fred W. Kelly
	Name: Curtis J. Sparrow		Name: Fred W. Kelly
	Title: President		Title:

DEEP WELL OIL AND GAS (ALBERTA) LTD.		MGI SECURITIES LTD.

Per:	/s/ Horst A. Schmid	Per:	/s/ Tony P. Loria
	Name: Horst A. Schmid		Name:Tony P. Loria
	Title: President and CEO		Title: